Exhibit 32.2


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Dynamic International, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the period ended April 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, William P. Dolan, the CFO of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 12, 2004


/s/ William P. Dolan
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William P. Dolan, CFO